SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Intermediate Tax/AMT Free Fund

The following disclosure replaces similar disclosure in the section entitled “The Fund’s Main Investment Strategy” of the fund’s prospectuses:

Credit Quality Policies. This fund normally invests at least 65% of total assets in municipal securities of the top three grades of credit quality. The fund could invest up to 35% of net assets in debt securities rated in the fourth credit grade, which is still considered investment–grade.

Portfolio management looks for securities that appear to offer the best total return potential. In making its buy and sell decisions, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

Although portfolio management may adjust the dollar–weighted average effective maturity of the fund’s portfolio between three and ten years, it generally intends to keep it between five and ten years. In determining the dollar–weighted average effective maturity, portfolio management uses the security’s stated maturity or, if appropriate, an earlier date, reflecting a maturity–shortening device (such as a call, a put, prerefunding, prepayment or redemption provision, or a demand feature) which will likely cause the instrument to be repaid earlier than the stated maturity date.

Please Retain This Supplement for Future Reference.

June 7, 2010
DNTFIF-3605